Exhibit 99.1

RPX Announces First Quarter 2012 Financial Results

SAN FRANCISCO – May 1, 2012 – RPX Corporation (NASDAQ: RPXC), a leading provider of patent risk solutions, offering defensive buying, acquisition syndications, patent intelligence and advisory services, today announced its financial results for the first quarter ended March 31, 2012.

Financial Highlights

•	Revenue for the first quarter of fiscal 2012 totaled $43.8 million, up 28% from the prior year period

•	GAAP net income for the first quarter of fiscal 2012 was $8.1 million or $0.15 per pro forma diluted share[1]

•	Non-GAAP net income for the first quarter of fiscal 2012 was $10.0 million or $0.19 per pro forma diluted share[1]

“In the first quarter, we continued to execute on our plan to expand our client network and patent portfolio, while further demonstrating our syndicated acquisition capabilities and developing our future products and services,” said John Amster, CEO of RPX Corporation. “As of the end of the first quarter, our client network totaled 116 clients and we had deployed approximately $385 million to purchase patents and patent rights on behalf of our clients. During the quarter, we also announced our largest syndicated acquisition to date, the Altitude Capital transaction. We believe this transaction creates significant value for current and future clients while furthering our vision for a more rational marketplace.”

Summary Results

Revenue for the first quarter increased 28% to $43.8 million, compared to $34.4 million in the first quarter of 2011.

Net acquisition spend during the quarter totaled $13.4 million, and included seven new acquisitions of patent assets, in addition to the exercise of previously negotiated options to acquire licenses for new clients.

GAAP net income for the quarter was $8.1 million or $0.15 per diluted share, compared to $6.7 million or $0.14 per diluted share in the first quarter of 2011. Net income was $0.15 per pro forma diluted share[1] in the first quarter, compared to $0.17 per pro forma diluted share[1] in the first quarter of 2011.

Non-GAAP net income for the quarter, which excludes stock-based compensation and the amortization of acquired intangibles (in each case, net of tax), was $10.0 million or $0.19 per pro forma diluted share[1] , compared to $7.7 million or $0.20 per pro forma diluted share[1] in the first quarter of 2011.

As of March 31, 2012, RPX had cash, cash equivalents and short-term investments of $252.1 million.

[1]

Pro forma diluted share computed to give effect to the shares of restricted stock outstanding as of the original date of issuance and the conversion of the Company’s redeemable convertible preferred stock into common stock using the as-if converted method as though the conversion had occurred as of January 1, 2011 or the original issuance, if later.

RPX Announces First Quarter 2012 Financial Results	Page | 2

Business Outlook

This outlook reflects the Company’s current and preliminary view and may be subject to change. Please see the paragraph regarding “Forward-Looking Statements” at the end of this news release. The Company provided the following business outlook for the second quarter and full year 2012:

	Second Quarter 2012	Full Year 2012

Revenue	$50.7 – $51.3 Million	$193 – $203 Million

Non-GAAP Cost of Revenues as a Percentage of Revenue	—	40% – 42%

Non-GAAP SG&A	—	$45 – $49 Million

Non-GAAP Net Income	$11.0 – $11.8 Million	$42 – $48 Million

Non-GAAP Effective Tax Rate	36%	36%

Diluted Shares Outstanding (Pro Forma Weighted Average)	53.0 Million	53.5 Million

Net Acquisition Spend	—	$110 – $120 Million

The above outlook is forward-looking. Actual results may differ materially. Please refer to the information under the caption “Use of Non-GAAP Financial Information” below.

Conference Call

RPX management will host a conference call and live webcast for analysts and investors at 2:00 p.m. PDT/5:00 p.m. EDT on May 1, 2012. Parties in the United States and Canada can access the call by dialing 1-877-941-1427, using conference code 4528975. International parties can access the call by dialing 1-480-629-9664, using conference code 4528975.

RPX will offer a live webcast of the conference call which can be accessed from the “Investor Relations” section of the Company’s website at www.rpxcorp.com. The webcast will be archived there for a period of 30 days. An audio replay of the conference call will also be available two hours after the call and will be available for 30 days. To hear the replay, parties in the United States and Canada should call 1-800-406-7325 and enter conference code 4528975. International parties should call 1-303-590-3030 and enter conference code 4528975.

About RPX Corporation

RPX Corporation (NASDAQ: RPXC) is a leading provider of patent risk solutions, offering defensive buying, acquisition syndication, patent intelligence and advisory services. Since its founding in 2008, RPX has introduced efficiency to the patent market by providing a rational alternative to litigation. The San Francisco-based company’s pioneering approach combines principal capital, deep patent expertise, and client contributions to generate enhanced patent buying power. By acquiring patents, RPX helps to mitigate and manage patent risk for its growing client network.

RPX Announces First Quarter 2012 Financial Results	Page | 3

Use of Non-GAAP Financial Information

This news release dated May 1, 2012 contains non-GAAP financial measures. Tables are provided in this news release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include non-GAAP cost of revenues, non-GAAP selling, general and administrative expense, non-GAAP net income, and non-GAAP earnings per share.

To supplement the Company’s consolidated financial statements presented on a GAAP basis, management believes that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. Management is excluding from its non-GAAP operating results stock-based compensation expenses (inclusive of related employer payroll taxes) and the amortization of acquired intangible assets. Management uses these non-GAAP measures to evaluate the Company’s financial results, and believes investors wish to exclude the effects of such items in comparing our financial performance with that of other companies. The adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results, trends and performance. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to financial results determined in accordance with GAAP.

Forward-Looking Statements

This news release and its attachments contain forward-looking statements within the meaning of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding RPX’s future financial performance as well as any statements regarding the Company’s strategic and operational plans. The Company’s actual results may differ materially from those anticipated in these forward-looking statements. Factors that may contribute to such differences include, among others, the Company’s ability to maintain an adequate rate of growth, the impact of the current economic climate on the Company’s business, the Company’s ability to effectively manage its growth, and the Company’s ability to attract new clients and retain existing clients. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “will,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward-looking statements. More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s most recent annual report on Form 10-K, its quarterly reports on Form 10-Q, and the Company’s other filings with the SEC. The Company does not intend, and undertakes no duty, to update any forward-looking statements to reflect future events or circumstances.

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RPX Announces First Quarter 2012 Financial Results	Page | 4

Contacts:

Investor Relations	Media Relations
Cynthia Hiponia	Kaustuva Das
The Blueshirt Group	RPX Corporation
+1-415-418-2563	+1-415-529-3105
ir@rpxcorp.com	media@rpxcorp.com

RPX Announces First Quarter 2012 Financial Results	Page | 5

RPX Corporation

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2012	2011
Revenue	$43,849	$34,390
Cost of revenue	18,017	13,665
Selling, general and administrative expenses	13,223	8,110
(Gain) on sale of patent assets, net	(177)	—

Operating income	12,786	12,615
Interest income	51	26
Interest and other expense, net	(71)	(399)

Income before provision for income taxes	12,766	12,242
Provision for income taxes	4,685	5,547

Net income	$8,081	$6,695

Net income available to common stockholders:
Basic	$7,840	$1,046

Diluted	$7,853	$1,249

Net income per common share:
Basic	$0.16	$0.14

Diluted	$0.15	$0.14

Weighted-average shares used in computing net income per common share:
Basic	48,308	7,221

Diluted	51,226	9,036

RPX Announces First Quarter 2012 Financial Results	Page | 6

RPX Corporation

Consolidated Balance Sheets

(in thousands)

(unaudited)

	March 31, 2012	December 31, 2011
Assets
Current assets:
Cash and cash equivalents	$101,569	$106,749
Short-term investments	150,535	126,976
Restricted cash	—	500
Accounts receivable	6,497	16,160
Prepaid expenses and other current assets	14,771	12,124
Deferred tax assets	5,192	5,192

Total current assets	278,564	267,701
Patent assets, net	159,047	163,352
Property and equipment, net	3,138	2,317
Goodwill and intangible assets, net	3,284	3,512
Restricted cash, less current portion	147	147
Deferred tax assets, less current portion	300	300
Other assets	318	665

Total assets	$444,798	$437,994

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$783	$821
Accrued liabilities	3,522	7,762
Deferred revenue	97,432	96,513
Deferred payment obligations	1,869	5,056
Other current liabilities	2,029	2,182

Total current liabilities	105,635	112,334
Deferred revenue, less current portion	8,369	11,762
Deferred tax liabilities	14,695	14,695
Other liabilities	49	119

Total liabilities	128,748	138,910

Common stock	5	5
Additional paid-in capital	268,187	259,315
Retained earnings	47,868	39,787
Accumulated other comprehensive loss	(10)	(23)

Total stockholders’ equity	316,050	299,084

Total liabilities and stockholders’ equity	$444,798	$437,994

RPX Announces First Quarter 2012 Financial Results	Page | 7

RPX Corporation

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2012	2011
Cash flows from operating activities
Net income	$8,081	$6,695
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,125	13,667
Stock-based compensation	2,491	1,048
Excess tax benefit from stock-based compensation	(4,494)	—
Imputed interest on deferred payment obligations	63	263
Gain on sale of patent assets	(177)	—
Amortization of premium on investments	1,020	68
Deferred taxes	—	(11)
Other	(13)	—
Changes in assets and liabilities:
Accounts receivable	9,663	11,887
Prepaid expenses and other assets	(1,208)	1,582
Accounts payable	(38)	(18)
Accrued and other liabilities	(5,049)	(5,740)
Deferred revenue	(2,474)	10,203

Net cash provided by operating activities	25,990	39,644

Cash flows from investing activities
Purchases of investments classified as available-for-sale	(75,255)	(15,100)
Maturities and sale of investments classified as available-for-sale	53,844	—
Decrease in restricted cash	500	—
Purchases of intangible assets	(33)	—
Purchases of property and equipment	(882)	(386)
Acquisitions of patent assets	(12,515)	(19,139)
Proceeds from sale of patent assets	200	—

Net cash used in investing activities	(34,141)	(34,625)

Cash flows from financing activities
Repayments of principal on deferred payment obligations	(3,250)	(9,288)
Initial public offering-related costs	—	(762)
Proceeds from exercise of stock options and other common stock issuances	1,727	228
Excess tax benefit from stock-based compensation	4,494	—

Net cash provided by (used in) financing activities	2,971	(9,822)

Net decrease in cash and cash equivalents	(5,180)	(4,803)
Cash and cash equivalents at beginning of period	106,749	46,656

Cash and cash equivalents at end of period	$101,569	$41,853

RPX Announces First Quarter 2012 Financial Results	Page | 8

RPX Corporation

Reconciliation of Pro Forma Net Income Per Share

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2012	2011
Net income	$8,081	$6,695

Pro forma net income per share[1]:
Basic	$0.16	$0.18

Diluted	$0.15	$0.17

Shares used in computing pro forma net income per share:
Basic:
Basic weighted-average common shares	48,308	7,221
Add: Assumed conversion of redeemable convertible preferred shares	—	26,230
Add: Restricted stock	1,483	3,980

Shares used in computing pro forma basic net income per share	49,791	37,431

Diluted:
Diluted weighted-average common shares	51,226	9,036
Add: Assumed conversion of redeemable convertible preferred shares	—	26,230
Add: Restricted stock	1,483	3,980

Shares used in computing pro forma diluted net income per share	52,709	39,246

[1]

Pro forma basic and diluted net income per share were computed to give effect to the shares of restricted stock outstanding as of the original date of issuance and the conversion of the Company’s redeemable convertible preferred stock into common stock using the as-if converted method as though the conversion had occurred as of January 1, 2011 or the original issuance, if later.

RPX Announces First Quarter 2012 Financial Results	Page | 9

RPX Corporation

Reconciliation of GAAP to Non-GAAP Net Income Per Share

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2012	2011
Net income	$8,081	$6,695
Stock-based compensation[1]	2,673	1,048
Amortization of acquired intangible assets [2]	150	—
Income tax adjustments [3]	(888)	—

Non-GAAP net income	$10,016	$7,743

Pro forma non-GAAP net income per share:
Basic	$0.20	$0.21

Diluted	$0.19	$0.20

Pro forma weighted-average shares:
Basic	49,791	37,431

Diluted	52,709	39,246

RPX Corporation

Reconciliation of GAAP to Non-GAAP Cost of Revenue

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2012	2011
Cost of revenue	$18,017	$13,665
Amortization of acquired intangible assets[2]	(56)	—

Non-GAAP cost of revenue	$17,961	$13,665

RPX Corporation

Reconciliation of GAAP to Non-GAAP Selling, General and Administrative Expenses

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2012	2011
Selling, general and administrative expenses	$13,223	$8,110
Stock-based compensation[1]	(2,673)	(1,048)
Amortization of acquired intangible assets[2]	(94)	—

Non-GAAP selling, general and administrative expenses	$10,456	$7,062

[1]	RPX excludes stock-based compensation and related employer payroll taxes from its non-GAAP financial measures.
[2]	RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.
[3]	Amount reflects income taxes associated with the above noted non-GAAP exclusions.

RPX Announces First Quarter 2012 Financial Results	Page | 10

RPX Corporation

Additional Metrics

($ in thousands)

(unaudited)

	As of and for the Three Months Ended March 31,
	2012	2011
Operating Metrics
Number of clients at quarter end	116	81
Net additions in quarter	4	9
Trailing four quarters	35	42
Gross acquisition spend in quarter	$13,380	$19,429
Trailing four quarters	$97,746	$80,053
Net acquisition spend in quarter	$13,380	$19,429
Trailing four quarters	$93,121	$70,536
Full time equivalent headcount at quarter end	125	73
Financial Metrics
Subscription revenue	$43,839	$34,390
Other revenue	10	—

Revenue	$43,849	$34,390

Cash, cash equivalents and short-term investments	$252,104	$57,149
Deferred revenue, current and noncurrent	$105,801	$92,763